UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:
(Date of earliest event reported)
September 30, 2012

STRATASYS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-13400	36-3658792
(State or other jurisdiction of	(Commission File No.)	(IRS Employer Identification No.)
incorporation)

7665 Commerce Way
Eden Prairie, Minnesota 55344
(Address of principal executive offices and zip code)

(952) 937-3000
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

       Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

       On September 30, 2012, we entered into Amendment No. 1 (the “Amendment”) to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of April 13, 2012, by and among Stratasys, Inc., Objet Ltd., an Israeli corporation (“Objet”), Seurat Holdings Inc., a Delaware corporation and an indirect wholly owned subsidiary of Objet (“Holdco”), and Oaktree Merger Inc., a Delaware corporation and a direct wholly owned subsidiary of Holdco, to extend the End Date under the Merger Agreement from September 30, 2012, to October 19, 2012. Under Section 8.1.2.1 of the Merger Agreement, either Stratasys or Objet may terminate the Merger Agreement upon written notice to the other party if the Merger is not consummated on or before the End Date.

       A copy of the Amendment is attached hereto as Exhibit 10.1.

Item 8.01. Other Events.

       On October 1, 2012, Stratasys and Objet announced that the closing of their pending merger will not occur during the third quarter as previously announced, as the process under the Defense Production Act of 1950 (the “Act”) is not yet complete. A copy of the press release making such announcement is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

       (d) Exhibits

Exhibit
No.	Description
10.1	Amendment No. 1 to Agreement and Plan of Merger, dated as of September 30, 2012.
99.1	Press Release issued by Stratasys, Inc. on October 1, 2012.

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

       Statements in this document regarding the proposed transaction between Stratasys and Objet, including, without limitation, the expected timetable for completing the transaction, statements related to the anticipated consummation of the proposed combination of Stratasys and Objet, statements regarding regulatory review of the transaction, management of the combined company, the benefits of the proposed combination, the future financial performance of the combined company after the proposed combination, and any other statements regarding future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing “believes,” “anticipates,” “plans,” “expects,” “may,” “will,” “would,” “intends,” “estimates” and similar expressions) should also be considered to be forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the ability of each of Stratasys and Objet to satisfy the closing conditions and consummate the transaction; the risk that the businesses may not be integrated successfully; the risk that the transaction may involve unexpected costs or unexpected liabilities; the risk that synergies from the transaction may not be fully realized or may take longer to realize than expected; the risk that management’s focus on and disruptions arising from the transaction make it more difficult to maintain relationships with customers, employees, or suppliers; and the other risks set forth in the definitive proxy statement/prospectus filed with the SEC by Stratasys on August 8, 2012, as well as the other factors described in the filings that Stratasys makes with the SEC from time to time. If one or more of these factors materialize, or if any underlying assumptions prove incorrect, the transactions described herein may not be successfully consummated, and if consummated the actual results, performance or achievements of the combined company may vary materially from any future results, performance or achievements expressed or implied by these forward-looking statements.

In addition, the statements in this document reflect the expectations and beliefs of Stratasys as of the date of this document. Stratasys anticipates that subsequent events and developments will cause its expectations and beliefs to change. However, while Stratasys may elect to update these forward-looking statements publicly in the future, it specifically disclaims any obligation to do so. The forward-looking statements of Stratasys do not reflect the potential impact of any future dispositions or strategic transactions, including the Merger that may be undertaken. These forward-looking statements should not be relied upon as representing Stratasys’ views as of any date after the date of this document.

1

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATASYS, INC.

Date: October 1, 2012	By:	/s/ Robert F. Gallagher
Robert F. Gallagher
Executive Vice President and
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.1	Amendment No. 1 to Agreement and Plan of Merger, dated as of September 30, 2012.

99.1	Press Release issued by Stratasys, Inc. on October 1, 2012.